UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 22, 2004

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-25434                                     04-3040660
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    (Commission File Number)                (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA                        01824
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(Address of Principal Executive Offices)                (Zip Code)

                                 (978) 262 2400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

           (c) Exhibits.


                Exhibit
                Number       Description

                 99.1 Press release dated April 22, 2004 of Brooks Automation, Inc. (the "Company") announcing its financial results for the fiscal second quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

      April 22, 2004, the Company issued a press release announcing its financial results for the fiscal second quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

      Limitation on Incorporation by Reference. The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2004                      BROOKS AUTOMATION, INC.



                                           By:  /s/ Robert W. Woodbury, Jr.
                                              ----------------------------------
                                                 Robert W. Woodbury, Senior Vice
                                                 President and Chief Financial
                                                 Officer

                                  EXHIBIT INDEX

Exhibit
 Number       Description

  99.1        Press release dated April 22, 2004 of Brooks Automation, Inc.
              (the "Company") announcing its financial results for the fiscal second quarter ended March 31, 2004.